LABOUR AGREEMENT
劳动合同

PARTY A (甲方): CELLULAR BIOMEDICINE GROUP 集团下属 西比曼生物科技（上海）有限公司

LEGAL REPRESENTATIVE (法定代表人): 李成

ADDRESS (地址): 上海桂平路 333 号 1 号楼 5 楼

PARTY B (乙方): Richard WANG（王立群）

IDENTIFICATION NUMBER (身份证号码): 443381127（USA）

ADDRESS (地址): 浦东香楠路 408 弄 21 号 801 室

根据《中华人民共和国劳动法》、《中华人民共和国劳动合同法》，甲乙双方本着平等自愿的原则，经协商一致，签订本合同，共同遵守相关劳动法规和本合同所列条款。
In accordance with the respective guidelines of "Labour Laws of the Peoples Republic of China", "Labour Contract Laws of the People's Republic of China", this agreement is entered into voluntarily on the basis of mutual agreement by both parties.

第一章 合同的类型及工作时间
ARTICLE 1: TERM & NATURE

1、 本合同的类型和期间为: (a) 。
This labor contract: (a) 。

(a) 有固定期限劳动合同自 2015 年 05 月 18 日起，至 2018 年 05 月 17 日止，其中试用期自 2015 年 05 月 18 日起，至 2015 年 11 月 18 日止。
Has a fixed date of expiry and the period of employment commences from 2015/5/18 (YY/MM/DD) to 2018/05/17 (YY/MM/DD). Probation period from 2015/05/18 (YY/MM/DD) to 2015/11/18 (YY/MM/DD).

(b) 无固定期限劳动合同。自____年___月____日起。
Has a perpetual term of employment without defined expiry or termination date, and the period of employment commences at ______________________ (YY/MM/DD).

(c) 以完成一定工作任务为期限的合同，具体为: ___个月自 ______ 年______月______日起。
Has an effective term of ___ months on a project basis, with reference to a pre-defined scope of work with effect from ______________ (YY/MM/DD).

2、 工作时间及休息
Working Hours

乙方所在岗位执行 不定时工时制 （标准工时制、综合工时制度、不定时工作制），甲方保证乙方的休息及休假权利，如因工作需要产生加班，甲方按相关法律规定安排补休或支付加班费。
Party B's relevant position in the company has flexible working hours (standard working hours, accumulative working hours, flexible working hours), and Party A guarantees Party B the right of adequate rest hours and leave of absence. Should the nature of the job call for additional work hours or overtime, Party A shall act in accordance with legal guidelines to arrange for additional time-off or overtime payment for Party B.

第二章 工作内容/地点
ARTICLE 2: JOB CONTENTS & LOCATION OF EMPLOYMENT

1. 甲方聘乙方从事 首席运营官 工作（岗位），乙方愿意服从甲方安排，按时完成规定的工作数量，达到规定的质量标准以附件形式说明工作内容。

   Party A employs Party B in the capacity of Chief Operation Officer (position/title). Party B readily accepts the arrangements made by Party A, and agrees to accomplish the allocated work tasks as expected in terms of quantity and quality based on the guidelines detailed within its job description.

1. 一般情况下，乙方的工作地点即为甲方在中国大陆的业务开展地点。由于职位或甲方发展的要求，乙方的工作地点可能会因此发生适当变更，甚至被派遣到其他地区，对此，乙方自愿服从甲方对于乙方工作职位要求所做出的安排，也愿意临时或短期的赴境外出差。如实际工作情况及地点发生重大改变，双方将协商由补充协议作进一步约定。
   In general situations, Party B shall work and carry out his/her duties at the aforementioned address of Party A. In accordance with unforeseen job requirements, Party B accepts that he/she might be required to travel or be re-located to other provinces in China. In such situations, Party B is expected to abide by the arrangements of Party A.

第三章 劳动报酬
ARTICLE 3: REMUNERATION

1. 乙方的月薪为税前美金 17500/月。相应额度的个人所得税与您个人相关社会保险由您自行承担。工资的支付币种为人民币。按照中国人民银行每月第一天的外汇汇率牌价折算金额。
   Party B's monthly salary is agreed to be US $ 17500 (gross) . with which you have to bear all personal taxes and social insurance(where applicable) attached to your salary elements. The final payout currency will be RMB. The exchange rate will follow the listed price of the first day of each monthly by the People's Bank of China.

2. 甲方根据乙方完成工作任务情况按本单位的分配方式核发乙方的工资,并以货币形式在下月的第五个工作日前足额支付给乙方本人。

   Party A shall conduct an assessment of the work output and performance of Party B on the last working day of each month and make salary/wage payments in the form of local currency according to the assessed work output and performance to Party B by the 5th working day of the following month.

第四章 社会保障和福利
ARTICLE 4: SOCIAL INSURANCE & WELFARE

1. 甲方按照国家有关规定给符合条件的员工缴纳法定社会保险及公积金，同时，乙方必须缴纳其个人应该缴纳的部分。
   According to the stipulations of the state, Party A will be responsible for payments of the mandatory Social Insurance and Welfare Funds as required by an employer (where applicable). Likewise, Party B will undertake payments for his/her part of the mandatory Social Insurance and Welfare Funds as an employee (where applicable).

2. 乙方患病或非因工负伤，甲方按乙方病情及工作年限长短，依据《企业职工患病或非因工负伤医疗期规定》给予依法规定的医疗期。医疗期间的生活费用和医疗费用，按国家有关规定执行。
   Should Party B be taken ill or suffers injury due to non-work related reasons, Party A may offer Party B an appropriate period of medical treatment according to the actual circumstances and the length of his/her service in the Company. The living expenses and medical fees during the course of this period will be administered in accordance with relevant regulations of the state.

3. 乙方工作期间内每年享有正常的年休假，具体天数按国家有关规定执行。
Should Party B enjoys annual leave within the employment period, the detail term will be administered in accordance with relevant regulations of the state.

[Continued on next page]

第五章 教育与培训
ARTICLE 5: EDUCATION & TRAINING

如甲方出资安排乙方参加专项培训，根据培训内容和价值或甲方投入的资金，乙方应当在甲方工作满一定期限，乙方违约的，应当根据实际工作期限返还甲方相应培训费。双方应当签订培训协议作为本条款项下内容的补充协议以明确约定详细规定。
Should Party A sponsor Party B for professional training courses, Party B shall serve Party A for a fixed term of service and this period is to be determined in accordance with the value of to the training curriculum and tangible/intangible investment sum. Otherwise Party B is required to refund Party A the training cost amortized in accordance with term of service. Party A and Party B are required to mutually agree on such details and may enter into a separate "Supplementary Training Agreement" under this article.

第六章 劳动条件及纪律
ARTICLE 6: TERMS & CONDITIONS & DISCIPLINE

1、 甲方建立健全生产工艺流程，制定操作规程、工作手册和劳动安全卫生制度及其标准，对可能产生职业病危害的岗位向乙方履行告知义务，并做好劳动过程中职业危害的预防工作。
Party A should establish production/technical/operational processes, formulate working guidelines, provide staff handbooks for references, maintain the required the working environment's safety and hygiene standards and dutifully notify Party B should there be any foreseeable dangers arising out of the job environment and its nature, and should take necessary preventive measures.

2、 甲方为乙方提供必要的劳动条件以及安全卫生的工作环境，并依照相关规定提供劳防用品和防暑降温用品
Party A must offer to Party B, adequate and reasonable work conditions at its location, a safe and hygienic work environment, and offer anti-fatigue and heat-preventive aids in accordance with relevant policies of the state.

3、 乙方应遵守国家的法律、法规、规章和甲方依法制定的各项规章制度，严格执行国家有关计划生育的政策。甲方有权依照有关规定或公司内部的规章制度给予乙方奖励和惩处。
Party B should comply with state laws; rules, regulations and the legal bylaws administered by Party A, and strictly adhere to the national policy of birth control. Party A has the right to exercise penalties and/or awards to Party B according to the existing articles of the Company.

第七章 解除、终止劳动合同的条件
ARTICLE 7: CONDITIONS FOR TERMINATION

1、 经甲乙双方协商一致，本合同可以解除。
The contract can be terminated through mutual agreement between both Parties.

2、 乙方有下列情形之一的，甲方可以随时解除合同。
Under any one of the following situations, Party A has the right to terminate the contract.

(a) 在试用期内被证明不符合甲方职位要求及未达到预定目标的；
Party B is found incompetent or lacking during the probation period with reference to the job descriptions.

(b) 严重违反甲方规章制度的；

Party B is found to be in breach of labour laws and/or regulations stipulated by Party A.

(c) 严重失职、营私舞弊，对甲方利益造成重大损害的
Party B is found to be negligent in his duty, engages in malpractices for personal benefit, causing serious loss to Party A or impacting Party A's interests.

(d) 被依法追究刑事责任的。
Party B is found guilty on criminal charges according to state laws.

(e) 法律规定甲方可解除合同的其他情形。
Other conditions regulated by labor law which Party A could terminate the agreement.

3、 有下列情形之一的，甲方可以解除本合同，但是应当提前六十日以书面形式通知乙方本人或者额外支付乙方一个月工资。
Providing that Party B gives 60 days advance written notice to Party A, he/she has the right to terminate this agreement under any one of the following conditions.

(a) 乙方患病或非因工负伤，医疗期满后，不能从事原工作也不能从事由甲方另行安排的工作的；
Upon recovery from illness or non-work-related injuries, Party B is unable to conduct his original job obligations in full.

(b) 乙方不能胜任工作，经过培训或者调整工作岗位，仍不能胜任工作的；
B is not competent enough to undertake his/her job, or did not accomplish the tasks assigned by Party A.

(c) 劳动合同订立时所依据的客观情况发生重大变化，致使原劳动合同无法履行，经当事人协商不能就变更劳动合同达成协议的。
The basis for the execution of this agreement has greatly changed such that the original labor terms and conditions stated in this document can no longer be carried out, nor can it be modified by negotiation.

4、 有下列情形之一的，乙方可以随时通知甲方解除合同:
Under any of following situations, Party B may exercise the right to terminate this agreement with Party A at any time:

(a) 甲方劳动安全卫生条件恶劣，严重危害乙方安全、健康的；
Party A's conditions for occupational safety and health are dreadful to the extent with which seriously affect Party B's well-being;

(b) 甲方未及时足额支付劳动报酬的；
Party A fails to pay the remuneration stipulated in the contract;

(c) 甲方违反国家法律、法规，严重侵害乙方合法权益的；
Party A violates laws or regulations of the state and infringes upon Party B's legitimate rights;

5、 本合同期满或者双方约定的劳动合同终止条件成就，本合同即行终止。
When this contract expires or when mutually-agreed conditions occur, the contract shall cease to be valid immediately.

第八章 合同违约责任
ARTICLE 8: CONTRACT VIOLATION PENALTIES

本合同特对下列违约行为,约定承担违约责任如下:
This agreement stipulates the following penalties for breaches of contract

1. 乙方违反双方有关服务期、保密和竞业限制的相关条款，应按照约定承担违约责任，违约责任不足以弥补给甲方造成损失的，乙方应另行赔偿甲方损失。
If termination of this agreement is a result of Party B's actions and not in accordance with the clauses stated in this agreement, Party B shall compensate Party A, its losses in accordance with the regulations and policies of the Company as well as existing laws and regulations of the state.

2. 乙方违反保守商业秘密、禁止不正当竞争义务的，应根据有关规定以及双方的约定承担法律责任。
If Party B breaches confidentiality requirements and/or does not fulfill his /her responsibilities on non-competition, Party B shall be liable for damages under existing laws and/or mutually agreed clauses and terms within this agreement.

第九章 双方需要商定的其他事项
ARTICLE 9: OTHER TERMS AND CONDITIONS

1. 甲方严格推行一套商业与员工道德规范。一旦雇佣关系成立，甲方要求乙方签署声明确认乙方已阅读并了解《员工手册》内所有条款并遵守该规范。
Party A enforces a strict set of standards pertaining to Party B's conduct and ethics. Once this agreement is signed by both parties, Party B acknowledges that he/she has comprehensively read and understood the terms and conditions inside the "Staff Handbook" and that he/she shall abide by these terms and conditions.

2. 上述《员工手册》应作为本合同的附件，并与本合同具有相同的法律效力。
The aforementioned "Staff Handbook" is considered an annexure to this agreement and shall have equal legal effect as this agreement.

第十章 劳动争议
ARTICLE 10: LABOUR DISPUTES

发生劳动争议，双方应协商解决；协商不成的，当事人可以向双方认可的第三方申请调解，调解不成，当事人一方要求仲裁的，可以向当地劳动争议仲裁委员会申请仲裁。
In the event of labor disputes, both parties should agree to negotiate a friendly settlement. In failing to obtain one, the matter may be raised to a mutually-agreed third party for settlement. If this is insufficient, any party can raise the dispute to the local arbitration center for arbitration and should any party be dissatisfied with the results of arbitration, he/she can raise the matter to the local courts.

第十一章
Article 11:

本合同未尽事宜，参考《员工手册》，公司内部各项规章制度并按国家现行法律、法规、规章执行。
Events not covered in this agreement shall be settled with reference and in accordance with the existing and applicable laws and regulations of the People's Republic of China.

第十二章
Article 12:

本合同一式两份，甲乙双方各执一份。若中英文条款不一致，以中文条款为准。
This agreement is signed in two (2) copies, with one copy held by each party. In the event of discrepancies between the Chinese and English versions, the Chinese version shall prevail.

[End of Text]

[Signature Page]

甲方（签字盖章）：
PARTY A
(Signature & Stamp of the Company):

日期： 2015 年 05 月 18 日
Date: 18/05/2015

确认书
ACKNOWLEDGEMENT

本人 王立群 （姓名）已了解接受该劳动合同的所有条款，并收到了合同正本。
I, Richard WANG hereby acknowledge receipt and accept the terms in this agreement.

乙方（签字）：
PARTY B
(Signature of Employee):

日期： 2015 年 05 月 18 日
Date: 18/05/2015